UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2005

MASSBANK Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-15137	04-2930382
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

123 Haven Street, Reading, Massachusetts 01867

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781) 662-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 19, 2005, MASSBANK Corp. issued the press release attached hereto as exhibit 99.1, which is incorporated by reference herein. The information furnished pursuant to this Item 7.01 shall in no way be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended..

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description
99.1	Press release of MASSBANK Corp. dated January 19, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSBANK Corp.

Dated: January 20, 2005	By:	/s/ Reginald E. Cormier
	Name:	Reginald E. Cormier
	Title:	Senior Vice President, Treasurer
and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release of MASSBANK Corp. Dated January 19, 2005.